CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Ford B. Draper, Jr., Chief Executive Officer of Kalmar Pooled Investment Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: August 30, 2006               /s/ Ford B. Draper, Jr.
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                                    Ford B. Draper, Jr., Chief Executive Officer
                                    (principal executive officer)


I, Verna E. Knowles, Chief Financial Officer of Kalmar Pooled Investment Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: August 30, 2006                 /s/ Verna E. Knowles
     ----------------------           -----------------------------------------
                                      Verna E. Knowles, Chief Financial Officer
                                      (principal financial officer)